UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Jefferies Financial Group Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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JEFFERIES FINANCIAL GROUP INC. 520 MADISON AVENUE, 11TH FLOOR NEW YORK, NY 10022	Your Vote Counts! JEFFERIES FINANCIAL GROUP INC. 2022 Annual Meeting Vote by March 28, 2022 11:59 PM ET. For shares held in a Plan, vote by March 25, 2022 11:59 PM ET.

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You invested in JEFFERIES FINANCIAL GROUP INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on March 29, 2022.

Get informed before you vote
View the 2022 Proxy Statement and the 2021 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 15, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* March 29, 2022 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/JEF2022

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Linda L. Adamany	For
1b.	Barry J. Alperin	For
1c.	Robert D. Beyer	For
1d.	Matrice Ellis Kirk	For
1e.	Brian P. Friedman	For
1f.	MaryAnne Gilmartin	For
1g.	Richard B. Handler	For
1h.	Thomas W. Jones	For
1i.	Jacob M. Katz	For
1j.	Michael T. O’Kane	For
1k.	Joseph S. Steinberg	For
1l.	Melissa V. Weiler	For
2.	Approve named executive officer compensation on an advisory basis.	For
3.	Ratify Deloitte & Touche LLP as independent auditors for the fiscal year ending November 30, 2022.	For
NOTE: In their discretion, the proxies are authorized to vote upon any other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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